SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 19, 1998



                      INTERNATIONAL FRANCHISE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                     0-26270                      52-1853204
(State of Organization)      (Commission File No.)             (IRS Employer
                                                               Identification
                                                                   Number)



                            6701 Democracy Boulevard
                                    Suite 300
                               Bethesda, MD 20817
                    (Address of principal executive offices)


                                 (301) 897-4870
              (Registrant's telephone number, including area code)

Item 5.   Other Events

Events

INTERNATIONAL FRANCHISE SYSTEMS, INC. ANNOUNCES AGREEMENT ON MANAGEMENT-GROUP BUYOUT

     On May 19, 1998, International Franchise Systems, Inc. ("IFS"), the largest Domino's Pizza franchisee in Europe, announced that its Board of Directors had accepted the terms of a merger between IFS and IFS Acquisition Corporation, a subsidiary of Crescent Capital, Inc. ("IFS Acquisition Corp."). The Board also approved the merger agreement between IFS and IFS Acquisition Corporation.

     The proposed merger is subject to, among other things, (i) the satisfaction of a financing condition by IFS Acquisition Corp., and (ii) compliance with all applicable regulatory and governmental requirements.

     Upon completion of the merger, public shareholders of IFS will receive cash in the amount of $3.60 per share.



Item 7.   Financial Statements and Exhibits

(C)  Exhibits

     The following exhibit is filed as part of this Current Report on Form 8-K:



EX-99.1   Press Release From International Franchise Systems, Inc. (May 19,
          1998)

                                   SIGNATURES



     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTERNATIONAL FRANCHISE SYSTEMS, INC.

                                          /s/ Colin Halpern
                                          Colin Halpern
                                          Chairman of the Board




Date:  May 21, 1998

                                    EXHIBITS



Exhibit Number and Description



EX-99.1   Press Release From International Franchise Systems, Inc.
          (May 19, 1998)